                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - C

                         MONTHLY SERVICER'S CERTIFICATE

         Accounting Date:                                        July 31, 2001
                                                     --------------------------
         Determination Date:                                    August 7, 2001
                                                     --------------------------
         Distribution Date:                                    August 15, 2001
                                                     --------------------------
         Monthly Period Ending:                                  July 31, 2001
                                                     --------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1999, among Arcadia Automobile Receivables Trust, 1999-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

   I.    Collection Account Summary

         Available Funds:
                          Payments Received                                                   $9,670,292.31
                          Additional Payments from Servicer                                           $0.00
                          Liquidation Proceeds (excluding Purchase Amounts)                     $720,338.44
                          Current Monthly Advances                                              $185,387.26
                          Amount of withdrawal, if any, from the Spread Account                       $0.00
                          Monthly Advance Recoveries                                           ($170,617.40)
                          Purchase Amounts-Warranty and Administrative Receivables                    $0.00
                          Prefunding Account                                                          $0.00
                          Income from investment of funds in Trust Accounts                      $25,458.88
                                                                                       ---------------------
         Total Available Funds                                                                                       $10,430,859.49
                                                                                                               =====================

         Amounts Payable on Distribution Date:
                          Note Prepayment                                                             $0.00
                          Backup Servicer Fee                                                         $0.00
                          Basic Servicing Fee                                                   $248,143.30
                          Trustee and other fees                                                      $0.00
                          Class A-1 Interest Distributable Amount                                     $0.00
                          Class A-2 Interest Distributable Amount                               $502,601.67
                          Class A-3 Interest Distributable Amount                               $904,851.49
                          Noteholders' Principal Distributable Amount                         $8,462,951.66
                          Amounts owing and not paid to Security Insurer under
                                                Insurance Agreement                                   $0.00
                          Prepayment Premium                                                          $0.00
                          Spread Account Deposit                                                $312,311.37
                                                                                       ---------------------
         Total Amounts Payable on Distribution Date                                                                  $10,430,859.49
                                                                                                               =====================

                                 Page 1 (1999-C)

  II.    Available Funds

         Collected Funds (see V)
                                     Payments Received                                        $9,670,292.31
                                     Liquidation Proceeds (excluding
                                        Purchase Amounts)                                       $720,338.44          $10,390,630.75
                                                                                       ---------------------

         Purchase Amounts                                                                                                     $0.00

         Monthly Advances
                                     Monthly Advances - current Monthly Period (net)             $14,769.86
                                     Monthly Advances - Outstanding Monthly Advances
                                        not otherwise reimbursed to the Servicer                      $0.00              $14,769.86
                                                                                       ---------------------

         Income from investment of funds in Trust Accounts                                                               $25,458.88
                                                                                                               ---------------------

         Available Funds                                                                                             $10,430,859.49
                                                                                                               =====================

  III.   Amounts  Payable  on  Distribution  Date

         (i)(a)           Taxes due and unpaid with respect to the Trust
                          (not otherwise paid by OFL or the Servicer)                                                         $0.00

         (i)(b)           Outstanding Monthly Advances (not otherwise reimbursed
                          to Servicer and to be reimbursed on the Distribution Date)                                          $0.00

         (i)(c)           Insurance Add-On Amounts (not otherwise reimbursed to
                          Servicer)                                                                                           $0.00

         (ii)             Accrued and unpaid fees (not otherwise paid by OFL or the
                          Servicer):
                                                Owner Trustee                                         $0.00
                                                Administrator                                         $0.00
                                                Indenture Trustee                                     $0.00
                                                Indenture Collateral Agent                            $0.00
                                                Lockbox Bank                                          $0.00
                                                Custodian                                             $0.00
                                                Backup Servicer                                       $0.00
                                                Collateral Agent                                      $0.00                   $0.00
                                                                                       ---------------------

         (iii)(a)         Basic Servicing Fee (not otherwise paid to Servicer)                                          $248,143.30

         (iii)(b)         Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $0.00

         (iii)(c)         Servicer reimbursements for mistaken deposits or postings
                          of checks returned for insufficient funds (not otherwise
                          reimbursed to Servicer)                                                                             $0.00

         (iv)             Class A-1 Interest Distributable Amount                                                             $0.00
                          Class A-2 Interest Distributable Amount                                                       $502,601.67
                          Class A-3 Interest Distributable Amount                                                       $904,851.49

         (v)              Noteholders' Principal Distributable Amount
                                                Payable to Class A-1 Noteholders                                              $0.00
                                                Payable to Class A-2 Noteholders                                      $8,462,951.66
                                                Payable to Class A-3 Noteholders                                              $0.00

         (vii)            Unpaid principal balance of the Class A-1 Notes after
                          deposit to the Note Distribution Account of any funds
                          in the Class A-1 Holdback Subaccount (applies only on
                          the Class A-1 Final Scheduled Distribution Date)                                                    $0.00

         (ix)             Amounts owing and not paid to Security Insurer under
                          Insurance Agreement                                                                                 $0.00
                                                                                                               ---------------------

                          Total amounts payable on Distribution Date                                                 $10,118,548.12
                                                                                                               =====================


                                 Page 2 (1999-C)

       s
  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
         and Class A-1 Maturity Shortfall

         Spread Account deposit:

                          Amount of excess, if any, of Available Funds
                          over total amounts payable (or amount of such
                          excess up to the Spread Account Maximum Amount)                                               $312,311.37

         Reserve Account Withdrawal on any Determination Date:

                          Amount of excess, if any, of total amounts payable over
                          Available Funds (excluding amounts payable under item
                          (vii) of Section III)                                                                               $0.00

                          Amount available for withdrawal from the Reserve
                          Account (excluding the Class A-1 Holdback Subaccount),
                          equal to the difference between the amount on deposit
                          in the Reserve Account and the Requisite Reserve Amount
                          (amount on deposit in the Reserve Account calculated
                          taking into account any withdrawals from or deposits to
                          the Reserve Account in respect of transfers of Subsequent
                          Receivables)                                                                                        $0.00

                          (The amount of excess of the total amounts payable
                          (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                          Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                          Amount of withdrawal, if any, from the Reserve Account                                              $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

                          Amount by which (a) the remaining principal balance of the
                          Class A-1 Notes exceeds (b) Available Funds after payment
                          of amounts set forth in item (v) of Section III                                                     $0.00

                          Amount available in the Class A-1 Holdback Subaccount                                               $0.00

                          (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                          Subaccount, and deposited in the Note Distribution
                          Account for payment to the Class A-1 Noteholders)

                          Amount of withdrawal, if any, from the Class A-1 Holdback
                          Subaccount                                                                                          $0.00

         Deficiency Claim Amount:

                          Amount of excess, if any, of total amounts payable over
                          funds available for withdrawal from Reserve Amount,
                          the Class A-1 Holdback Subaccount  and Available Funds                                              $0.00

                          (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                          Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                          Amount of excess, if any, on the Distribution Date on
                          or immediately following the end of the Funding
                          Period, of (a) the sum of the Class A-1 Prepayment
                          Amount, the Class A-2 Prepayment Amount, and the Class
                          A-3 Prepayment Amount over (b) the amount on deposit
                          in the Pre-Funding Account                                                                          $0.00

         Class A-1 Maturity Shortfall:

                          Amount of excess, if any, on the Class A-1 Final
                          Scheduled Distribution Date, of (a) the unpaid
                          principal balance of the Class A-1 Notes over (b) the
                          sum of the amounts deposited in the Note Distribution
                          Account under item (v) and (vii) of Section III or
                          pursuant to a withdrawal from the Class A-1 Holdback
                          Subaccount.                                                                                        $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)


                                 Page 3 (1999-C)

   V.    Collected Funds

         Payments Received:
                      Supplemental Servicing Fees                                                 $0.00
                      Amount allocable to interest                                        $3,225,438.41
                      Amount allocable to principal                                       $6,444,853.90
                      Amount allocable to Insurance Add-On Amounts                                $0.00
                      Amount allocable to Outstanding Monthly Advances
                         (reimbursed to the Servicer prior to deposit
                         in the Collection Account)                                               $0.00
                                                                                         ---------------

         Total Payments Received                                                                                    $9,670,292.31

         Liquidation Proceeds:
                      Gross amount realized with respect to Liquidated Receivables          $783,916.72

                      Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated
                         Receivables                                                        ($63,578.28)
                                                                                         ---------------

         Net Liquidation Proceeds                                                                                     $720,338.44

         Allocation of Liquidation Proceeds:
                      Supplemental Servicing Fees                                                 $0.00
                      Amount allocable to interest                                                $0.00
                      Amount allocable to principal                                               $0.00
                      Amount allocable to Insurance Add-On Amounts                                $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)              $0.00                     $0.00
                                                                                         ---------------          ----------------

         Total Collected Funds                                                                                     $10,390,630.75
                                                                                                                  ================

  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                            $0.00
                      Amount allocable to interest                                                $0.00
                      Amount allocable to principal                                               $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)              $0.00

         Purchase Amounts - Administrative Receivables                                                                      $0.00
                      Amount allocable to interest                                                $0.00
                      Amount allocable to principal                                               $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)              $0.00
                                                                                         ---------------

         Total Purchase Amounts                                                                                             $0.00
                                                                                                                  ================

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                 $343,658.15

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                      Payments received from Obligors                                      ($170,617.40)
                      Liquidation Proceeds                                                        $0.00
                      Purchase Amounts - Warranty Receivables                                     $0.00
                      Purchase Amounts - Administrative Receivables                               $0.00
                                                                                         ---------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                  ($170,617.40)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                 ($170,617.40)

         Remaining Outstanding Monthly Advances                                                                       $173,040.75

         Monthly Advances - current Monthly Period                                                                    $185,387.26
                                                                                                                  ----------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                   $358,428.01
                                                                                                                  ================

                                 Page 4 (1999-C)

 VIII.   Calculation of Interest and Principal Payments

         A. Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                              $6,444,853.90
               Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                        $2,018,097.76
               Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                $0.00
               Cram Down Losses                                                                                              $0.00
                                                                                                                  -----------------

               Principal Distribution Amount                                                                         $8,462,951.66
                                                                                                                  =================

         B. Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-1 Noteholders on such Distribution Date)                    $0.00

               Multiplied by the Class A-1 Interest Rate                                               6.2500%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360         0.08333333                $0.00
                                                                                            ------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           --
                                                                                                                  -----------------

               Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                                  =================

         C. Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-2 Noteholders on such Distribution Date)           $87,408,985.77

               Multiplied by the Class A-2 Interest Rate                                                6.900%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360         0.08333333          $502,601.67
                                                                                            ------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           --
                                                                                                                  -----------------

               Class A-2 Interest Distributable Amount                                                                 $502,601.67
                                                                                                                  =================

         D. Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-3 Noteholders on such Distribution Date)          $150,808,581.83

               Multiplied by the Class A-3 Interest Rate                                                7.200%

               Multiplied by 1/12 or in the case of the first Distribution Date, by 23/360         0.08333333          $904,851.49
                                                                                            ------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                                  -----------------

               Class A-3 Interest Distributable Amount                                                                 $904,851.49
                                                                                                                  =================

                                 Page 5 (1999-C)

         G. Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                               $0.00
               Class A-2 Interest Distributable Amount                                         $502,601.67
               Class A-3 Interest Distributable Amount                                         $904,851.49

               Noteholders' Interest Distributable Amount                                                             $1,407,453.16
                                                                                                                   =================

         H. Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                                  $8,462,951.66

              Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
                 Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
                 preceding Distribution Date minus that portion of the Principal
                 Distribution Amount applied to retire the Class A-1 Notes and (iii)
                 for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
                 Principal Balance (plus any funds remaining on deposit in the
                 Pre-Funding Account) as of the Accounting Date for the preceding
                 Distribution Date)                                                                 100.00%           $8,462,951.66
                                                                                            ---------------

              Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                                   -----------------

              Noteholders' Principal Distributable Amount                                                             $8,462,951.66
                                                                                                                   =================

         I. Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to Class
               A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
               until the principal balance of the Class A-1 Notes is reduced to zero)                                 $8,462,951.66
                                                                                                                   =================

               Amount of Noteholders' Principal Distributable Amount payable to Class
               A-2 Notes (no portion of the Noteholders' Principal Distributable
               Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the
               entire Noteholders' Principal Distributable Amount)                                                            $0.00
                                                                                                                   =================

    IX.  Pre-Funding Account

         A. Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus (b)
            $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent
            Receivables over (ii) $0))

         Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
            below)                                                                                                            $0.00
                                                                                                                   -----------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                                                                                                     $0.00
                                                                                            ---------------
                                                                                                                              $0.00
                                                                                                                   =================

                                 Page 6 (1999-C)

         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
            Pre-Funded Amount being reduced to $100,000 or less on any Distribution Date                                     $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
            Distribution Date)                                                                                               $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                        $0.00
         Class A-2 Prepayment Premium                                                                                        $0.00
         Class A-3 Prepayment Premium                                                                                        $0.00

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes.

         Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
            (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360        0.0000%
            (y) (the Pre-Funded Amount on such Distribution Date)                                      0.00
            (z) (the number of days until the December 1999 Distribution Date))                           0
                                                                                                                                --
         Less the product of (x) 2.5% divided by 360,                                                  2.50%
            (y) the Pre-Funded Amount on such Distribution Date and,                                   0.00
            (z) the number of days until the December 1999 Distribution Date                              0                  $0.00
                                                                                                                      -------------

         Requisite Reserve Amount                                                                                            $0.00
                                                                                                                      =============

         Amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) as of the preceding Distribution Date or, in
            the case of the first Distribution Date, as of the Closing Date                                                  $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) (which excess is to be deposited by the Indenture
            Trustee in the Reserve Account from amounts withdrawn from the
            Pre-Funding Account in respect of transfers of Subsequent Receivables)                                           $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Class A-1 Holdback Subaccount) over the
            Requisite Reserve Amount (and amount withdrawn from the Reserve
            Account to cover the excess, if any, of total amounts payable over
            Available Funds, which excess is to be transferred by the Indenture
            Trustee from amounts withdrawn from the Pre-Funding Account in
            respect of transfers of Subsequent Receivables)                                                                  $0.00

         Less: withdrawals from the Reserve Account (other than the Class A-1
            Holdback Subaccount) to cover the excess, if any, of total amount
            payable over Available Funds (see IV above)                                                                      $0.00
                                                                                                                      -------------

         Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) after the Distribution Date                                                                          $0.00
                                                                                                                      =============

                                 Page 7 (1999-C)

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
            Date, as applicable,                                                                                              $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
            Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                                                   $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to
            cover a Class A-1 Maturity Shortfall (see IV above)                                                               $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
            Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback
            Subaccount to cover a Class A-1 Maturity Shortfall (amount of
            withdrawal to be released by the Indenture Trustee)                                                               $0.00
                                                                                                                   -----------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                   =================

  XII.   Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period     $238,217,567.60
         Multiplied by Basic Servicing Fee Rate                                               1.25%
         Multiplied by months per year                                                  0.08333333
                                                                                  -----------------

         Basic Servicing Fee                                                                          $248,143.30

         Less: Backup Servicer Fees                                                                         $0.00

         Supplemental Servicing Fees                                                                        $0.00
                                                                                                    --------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $248,143.30
                                                                                                                   =================

 XIII.   Information for Preparation of Statements to Noteholders

         a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                        Class A-1 Notes                                                                       $0.00
                                        Class A-2 Notes                                                              $87,408,985.77
                                        Class A-3 Notes                                                             $150,808,581.83

         b. Amount distributed to Noteholders allocable to principal
                                        Class A-1 Notes                                                                       $0.00
                                        Class A-2 Notes                                                               $8,462,951.66
                                        Class A-3 Notes                                                                       $0.00

         c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date) Including Item j (Prepayments)
                                        Class A-1 Notes                                                                       $0.00
                                        Class A-2 Notes                                                              $78,946,034.11
                                        Class A-3 Notes                                                             $150,808,581.83

         d. Interest distributed to Noteholders (not including Prepayment Premium)
                                        Class A-1 Notes                                                                       $0.00
                                        Class A-2 Notes                                                                 $502,601.67
                                        Class A-3 Notes                                                                 $904,851.49

         e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
            2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00
            3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
               from preceding statement)                                                                                      $0.00

        f. Amount distributed payable out of amounts withdrawn from or pursuant to:
           1. Reserve Account                                                                               $0.00
           2. Spread Account Class A-1 Holdback Subaccount                                                  $0.00
           3. Claim on the Note Policy                                                                      $0.00

        g. Remaining Pre-Funded Amount                                                                                       $0.00

        h. Remaining Reserve Amount                                                                                          $0.00


                                 Page 8 (1999-C)

                i. Amount on deposit on Class A-1 Holdback Subaccount                                                        $0.00

                j. Prepayment amounts
                              Class A-1 Prepayment Amount                                                                    $0.00
                              Class A-2 Prepayment Amount                                                                    $0.00
                              Class A-3 Prepayment Amount                                                                    $0.00

                k. Prepayment Premiums
                              Class A-1 Prepayment Premium                                                                   $0.00
                              Class A-2 Prepayment Premium                                                                   $0.00
                              Class A-3 Prepayment Premium                                                                   $0.00

                l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                     fees, if any, paid by the Trustee on behalf of the Trust                                          $248,143.30

                m. Note Pool Factors (after giving effect to distributions on the
                     Distribution Date)
                              Class A-1 Notes                                                                           0.00000000
                              Class A-2 Notes                                                                           0.52630689
                              Class A-3 Notes                                                                           0.72504126

  XVI.   Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                            $438,524,038.29
                   Subsequent Receivables                                                                                       --
                                                                                                                -------------------
                   Original Pool Balance at end of Monthly Period                                                  $438,524,038.29
                                                                                                                ===================

                   Aggregate Principal Balance as of preceding Accounting Date                                     $238,217,567.60
                   Aggregate Principal Balance as of current Accounting Date                                       $229,754,615.94

         Monthly Period Liquidated Receivables                                           Monthly Period Administrative Receivables

                            Loan #                         Amount                                 Loan #                    Amount
                            ------                         ------                                 ------                    ------
              see attached listing                     $2,018,097.76                see attached listing                        --
                                                               $0.00                                                         $0.00
                                                               $0.00                                                         $0.00
                                                      ---------------                                                       -------
                                                       $2,018,097.76                                                         $0.00
                                                      ===============                                                       =======

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                     $14,642,574.33

         Aggregate Principal Balance as of the Accounting Date                          $229,754,615.94
                                                                                       -----------------

         Delinquency Ratio                                                                                             6.37313608%
                                                                                                                      ============

         IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                                ARCADIA FINANCIAL LTD.

         By:                                    By:
                -------------------                    ------------------------
         Name:  Daniel Radev                    Name:  Cindy A. Barmeier
                -------------------                    ------------------------
         Title: Assistant Secretary             Title: Assistant Vice President
                -------------------                    ------------------------


                                 Page 9 (1999-C)